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                                                CONFIDENTIAL TREATMENT REQUESTED


                             STOCK WARRANT AGREEMENT


            STOCK WARRANT AGREEMENT ("Agreement") dated as of August 1, 1996, between SHOREWOOD PACKAGING CORPORATION, A DELAWARE CORPORATION, with its office at 277 Park Avenue, New York, New York 10172, (the "Company") and [*]

            WHEREAS, the Board of Directors of the Company has determined that it is in the best interest of the Company and its stockholders to grant to [*] an option to purchase 200,000 shares of the Common Stock, par value $.01 per share (the "Common Stock") of the Company:

            NOW, THEREFORE, the parties agree as follows:

1.    Grant of Option

      1.1 The Company grants to [*], on the terms and conditions hereinafter set forth, an option (the "Option") to purchase two hundred thousand (200,000) shares of Common Stock of the Company, subject to adjustment as provided in
Section 12 hereof (the "Option Shares").

      1.2 The Option does not qualify for "ISO" treatment to the extent permitted by Section 422A of the Internal Revenue Code of 1986, as amended.

      1.3 This Option and Option Shares when issued, are not, will not and subject to certain registration rights granted herewith, are not required to be registered under the Securities Act of 1933, as amended (the "Securities Act") but the Option Shares, may, subject to applicable rules and regulations, be listed upon any securities exchange upon which the Company's Common Stock as listed at the time of such issuance and sale.

2.    Price for Shares

      2.1 The exercise price for the Option Shares shall be Fifteen Dollars ($15) per Option Share, subject to adjustment as provided in Section 12 hereof (the "Exercise Price"). As used


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[*]  Portions of this document have been omitted pursuant to an Application for
     Confidential Treatment. Such omissions have been filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.

herein, the term "Purchase Price" shall mean, at any time, the then current Exercise Price multiplied by the then current number of Option Shares for which the Option is exercisable.

3.    Period of Option

      3.1 This Option will be exercisable, in whole and not in part, beginning on the date hereof and expiring on July 31, 2001, at 5 p.m. EDT on such date (the "Period").

4.    Exercise of Option

      4.1 The Option herein granted shall be exercisable within the Period by notice in writing from the holder thereof to the Company which notice shall be signed by a duly authorized representative of the holder. Such notice shall be accompanied, pursuant to Section 2 hereof, by payment in full made in cash or certified or bank check payable to the Company for the full amount of the Purchase Price.

      4.2 Upon exercise of the Option, the holder of the Option shall be deemed to be the holder of record of the Common Stock issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Common Stock shall not then have been actually delivered to the holder. As soon as practicable after exercise of this Option, the Company shall issue and deliver to the holder a certificate or certificates for the Common Stock issuable upon such exercise, registered in the name of the holder or its designee.

      4.3 Subject to Sections 6 and 7 below, if and when the Option is exercised, the certificates to be issued evidencing shares of the Company's Common Stock shall bear a legend substantially as follows:

            "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended. No transfer, sale or other disposition of these shares may be made except pursuant to Rule 144 under the Securities Act of 1933, as amended, or unless a registration statement with respect to these shares has become effective under said Act or the Company is furnished with an opinion of counsel satisfactory in form and substance to the Company that such registration is not required."

      4.4 The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this


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Option, free from preemptive rights, such number of authorized but unissued or treasury shares of its common stock as shall be required for issuance or delivery upon exercise of this Option.

      4.5 The Company further agrees that: (i) it will not by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of its assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company; and (ii) it will fully cooperate with the holder in preparing any filings or applications and provide such information to the holder or any regulatory authority as may be necessary to obtain any approvals or fulfill any filing requirements in connection with the holder's exercise of this Option or in connection with this Agreement.

5.    Transferability of Option

      5.1 This Option shall be assignable or transferable in whole but not in part, upon written notice to the Company. No such transfer shall be effective as against the Company unless the holder first gives written notice thereof to the Company. Such notice shall set forth the name, address, phone number and a contact person of the transferee. A transferee of the Option shall become the holder thereof. Any transfer of the Option shall be subject to all state and federal securities laws.

6.    Demand Registration

      6.1 Upon the written request of holder that the Company effect the registration under the Securities Act of all the Option Shares the Company will use its best efforts to effect the registration under the Securities Act of the Option Shares.

      6.2 Whenever the Company shall effect a registration pursuant to this
Section 6 in connection with an offering by one or more holders of registrable securities, no securities other than registrable securities shall be included among the securities covered by such registration unless the managing underwriter, if any, of such offering shall have advised each selling holder of registrable securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering. In addition, if any of the registrable securities covered by such registration are to be sold in an underwritten offering, any other person who wishes to include his securities in the registration must agree in writing to sell his securities on the same terms and conditions as apply to the registrable securities being sold.


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      6.3 Registration under this Section shall be on such appropriate registration form of the Securities and Exchange Commission ("Commission") as shall be selected by the Company in its reasonable discretion.

      6.4 The Company will pay all registration costs and expenses in connection with a single registration requested pursuant to this Section. Such registration may include the Option Shares and other registrable shares of the Company. The cost of any and all subsequent registrations of the Option Shares shall be borne by holder.

      6.5 A registration requested pursuant to this Section shall not be deemed to have been effected, and the provisions of Section 6.1 shall not be deemed to have been complied with, (i) unless a registration statement with respect thereto has become effective, or (ii) if after it has become effective, such registration is the subject of any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the selling holders and has not thereafter become effective.

      6.6 If, in the good faith business judgment of the Board of Directors of the company, the company's ability to consummate (upon favorable terms and conditions) a significant pending merger, acquisition, sale of assets or other similar business transaction (each, a "Significant Event") would be adversely affected by the filing of a registration statement which was requested pursuant to this section then, in such event, the Company may elect not to file such registration statement; provided, however, that such period of delay shall not exceed the lesser of (i) 90 days, or (ii) the period of time during which the Significant Event continues to exist.

      6.7 If any of the Registrable Securities covered by a registration statement which was initiated pursuant to this Section are to be sold in an underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by the Company; provided, however, that such investment bankers and managers must be reasonably satisfactory to the holders of a majority of the registrable securities included in such offering.

7.    Piggy-Back Registration

      7.1 Subject to Sections 9 and 13 hereof, if at any time after exercise of the Option the Company and/or one or more of the holders of the Common Stock other than the holder of the Option propose to file a registration statement to register any security of the Company (other than Common Stock issued with respect to any acquisition or any employee stock option, stock purchase or similar plan) under the Securities Act for sale to


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the public in an underwritten offering upon which may be registered securities similar to the Option Shares, it will at each such time give written notice to the holder of the Option of its intention to do so ("Notice of Intent") and, upon the written request of the holder of the Option made within 30 calendar days after the receipt of the notice of intent (which request must specify that the holder of the Option intends to dispose of all of the Option Shares held by the holder of the Option as soon as practicable following the registration and state the intended method of disposition thereof) the Company will use its best efforts to effect the registration under the Securities Act of the Option Shares which the Company has been so requested to register, to the extent requisite to permit the intended disposition provided, however if the managing underwriter of any underwritten offering of the Registrable Securities to be registered pursuant to this Section 7.1 shall advise the Company and the selling holders in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting such offering, the Company will include in such registration such number of registrable securities as the managing underwriter believes can be sold in such offering, said registrable securities to be allocated pro rata among the selling holders on the basis of the percentage that the registrable securities sought to be registered by each such selling holder bears to the total number of registrable securities sought to be registered pursuant to this Section.

8.    Piggy-Back Registration Expenses

      8.1 The costs and expenses (other than underwriting discounts and commissions) of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take or effect pursuant to
Section 7 of this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and Company's independent public accountants); provided, however, that fees and expenses of complying with Blue Sky laws in those states where Option Shares and no other securities of the Company covered by the registration statement will be offered for sale, shall be paid by the holder.

9.    Registration Procedures

      9.1 If and whenever the Company is required to effect the registration of any Option Shares under the Securities Act as provided in this Agreement, the Company will promptly:

            a) prepare and file with the Commission a registration statement with respect to such Option Shares and use


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its best efforts to cause such registration statement to become effective;

            b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Option Shares until such time as all of such Option Shares have been disposed of in accordance with the intended methods of disposition by the holder set forth in such registration statement, but in no event for a period of more than nine months after such registration statement becomes effective;

            c) furnish to the holder such number of copies of such registration statement and of each such amendment and supplement thereto such number of copies of the prospectus included in such registration statement, in conformity with the requirements of the Securities Act;

            d) uses its best efforts to register or qualify the Option Shares covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions within the United States of America (including territories and commonwealths thereof) as the holder shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any jurisdiction;

            e) notify holder when a prospectus relating to the Option Shares is required to be delivered under the Securities Act within the period mentioned in subdivision (ii) of this paragraph, of the happening of any event as a result of which the prospectus included in such registration statement as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available. Holder shall not offer or sell any securities covered by such registration statement and shall return all copies of such prospectus to the Company if requested to do so by it; and

            f) furnish to the holder at the time of the disposition of any Option transferred by it, a signed copy of an opinion of counsel to the effect that (a) a registration statement covering such Option Shares has been filed with the Commission under the Securities Act and has been made effective by order of the Commission, (b) said registration statement and


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the prospectus contained therein comply as to form in all material respects with the requirements of the Securities Act, (c) no stop order has been issued by the Commission suspending the effectiveness of such registration statement and (d) the applicable provisions of the securities or Blue Sky laws of each state in which the Company shall be required, pursuant to subparagraph (d) of this
Section 9.1, to register or qualify such Option Shares, have been complied with, assuming the accuracy and completeness of the information furnished to such counsel with respect to each filing relating to such laws; it being understood that such opinion may contain such qualifications and assumptions as are customary in the rendering of similar opinions and that such counsel may rely, as to all factual matters treated therein, on certificates of the Company.

      9.2 The Company may require the holder to furnish the Company such information regarding the holder's identity and its intended distribution of such Option Shares as the Company may from time to time reasonably require in writing and as shall be required by law to effect such registration.

10.   Termination of Obligations

      10.1 The obligations of the Company imposed by Section 6 through 9 above shall cease and terminate, as to any particular Option Shares, upon the earlier of (a) when such shares shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (b) when in the opinion of counsel for the Company such restrictions are no longer required in order to insure compliance with the registration guidelines of the Securities Act or (c) July 31, 2003. Whenever such restrictions shall terminate as to any Option Shares, the holder shall be entitled to receive from the Company without expense a new certificate or certificates representing such securities not bearing the legend set forth in
Section 4.3 above.

11.   Availability of Information

      11.1 The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934 to the extent it shall be required to do so pursuant to such Sections, and at all times while so required shall use its best efforts to comply with all other public information reporting requirements of the Commission (including reporting requirements which serve as a condition to utilization of Rule 144 promulgated in effect and relating to the availability of an exemption from the Securities Act for the sale of any Option Shares). The Company will also cooperate with holder in supplying such information and documentation as may be necessary for it to complete and file any information reporting forms presently or hereafter required by the Commission as a condition


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to the availability of an exemption from the Securities Act for the sale of any
Option Shares.

12.   Antidilution

      12.1 In any event of any change in the Common Stock subject to the Option granted by this Agreement through merger, consolidation, reorganization, recapitalization, stock split, stock dividend or the issuance to stockholders of rights to subscribe to stock of the same class, or in the event of any change in the capital structure, the Board of Directors of the Company shall on an equitable basis make such adjustments with respect to the number and/or Exercise Price of Option Shares in its reasonable discretion.

13.   Representation

      13.1 The Company represents and warrants that all Option Shares deliverable upon exercise hereof will be duly authorized and upon issuance in accordance with the terms hereof will be validly issued, fully paid and non-assessable and duly listed, or listed upon official notice of issuance on any stock exchange where other securities of the Company of the same class are listed.

      13.2 The execution, delivery and performance of this Agreement are within Company's powers (corporate or otherwise) and have been duly authorized on its part by all requisite action. This Agreement has been duly executed and delivered by Company.

14.   Indemnity

      14.1 The Company shall indemnify and hold harmless the holder of the Option Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in a registration statement or any post-effective amendment thereto or any registration statement under the securities laws, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such holder expressly for use therein, which indemnification shall include such person, if any, who controls any such holder within the meaning of such securities laws; provided however, that the Company shall not be obligated so to indemnify any such holder or controlling person unless such


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holder shall at the same time indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of such law, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such holder expressly for use therein.

15.   Miscellaneous

      15.1 This Agreement shall be governed by the laws of the State of New
York.

      15.2 Any and all notices referred to herein shall be sufficient if furnished in writing and delivered in person or mailed by certified mail (return receipt requested) or reputable overnight courier service to the respective parties at their addresses set forth above or to such other address as either party may from time to time designate in writing.

      15.3 This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original. It shall not be necessary in making proof of this Agreement to produce or account for more than one (1) such counterpart.

      15.4 This Agreement embodies the entire agreement of the parties regarding the subject matter hereof. All prior negotiations and representations are merged herein. This Agreement may not be altered or modified, except by an instrument in writing signed by both parties (which may be in counterpart); nor may any provision be waived by a party unless in writing signed by such party.

      15.5 As used in this Agreement, the masculine, feminine or neuter gender, and the singular and plural number shall each be deemed to include the others whenever the context so indicates.


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            IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above mentioned.

                        SHOREWOOD PACKAGING CORPORATION



                        By:   /s/ Marc P. Shore
                              ------------------------------------------
                              Marc P. Shore, President and Chief
                              Executive Officer


                        [*]


                        By:   [*]                          (Signature)
                              ----------------------------
                              [*]                  , (Print Name) Vice President
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-------------------------
[*] Portions of this document have been omitted pursuant to an Application for Confidential Treatment. Such omissions have been filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.


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